Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Commitments and Contingent Liabilities
18.	Commitments and Contingent Liabilities

Commitments

At December 31, 2011, commitments outstanding for the purchase of property, plant and equipment approximated ¥66,287 million, and commitments outstanding for the purchase of parts and raw materials approximated ¥75,823 million.

Canon occupies sales offices and other facilities under lease arrangements accounted for as operating leases. Deposits made under such arrangements aggregated ¥14,171 million and ¥13,686 million at December 31, 2011 and 2010, respectively, and are included in noncurrent receivables in the accompanying consolidated balance sheets. Rental expenses under such operating lease arrangements amounted to ¥38,167 million, ¥40,396 million and ¥36,474 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Future minimum lease payments required under noncancelable operating leases that have initial or remaining lease terms in excess of one year at December 31, 2011 are as follows:

(Millions of yen)
Year ending December 31:
2012	¥22,259
2013	15,843
2014	11,632
2015	7,120
2016	5,473
Thereafter	10,471

Total future minimum lease payments	¥72,798

Guarantees

Canon provides guarantees for bank loans of its employees, affiliates and other companies. The guarantees for the employees are principally made for their housing loans. The guarantees of loans of its affiliates and other companies are made to ensure that those companies operate with less financial risk.

For each guarantee provided, Canon would have to perform under a guarantee if the borrower defaults on a payment within the contract periods of 1 year to 30 years, in the case of employees with housing loans, and of 1 year to 10 years, in the case of affiliates and other companies. The maximum amount of undiscounted payments Canon would have had to make in the event of default is ¥15,245 million at December 31, 2011. The carrying amounts of the liabilities recognized for Canon’s obligations as a guarantor under those guarantees at December 31, 2011 were not significant.

Canon also issues contractual product warranties under which it generally guarantees the performance of products delivered and services rendered for a certain period or term. Changes in accrued product warranty cost for the years ended December 31, 2011 and 2010 are summarized as follows:

	Years ended December 31
	2011	2010
	(Millions of yen)
Balance at beginning of year	¥13,343	¥13,944
Addition	14,296	17,605
Utilization	(14,649)	(14,713)
Other	(1,299)	(3,493)

Balance at end of year	¥11,691	¥13,343

Legal proceedings

In Germany, Verwertungsgesellschaft Wort (“VG Wort”), a collecting society representing certain copyright holders, has filed a series of lawsuits seeking to impose copyright levies upon digital products such as PCs and printers, that allegedly enable the reproduction of copyrighted materials, against the companies importing and distributing these digital products. VG Wort filed a lawsuit in January 2006 against Canon seeking payment of copyright levies on single-function printers, and the court of first instance in Düsseldorf ruled in favor of the claim by VG Wort in November 2006. Canon lodged an appeal against such decision in December 2006 before the court of appeals in Düsseldorf. Following a decision by the same court of appeals in Düsseldorf on January 23, 2007 in relation to a similar court case seeking copyright levies on single-function printers of Epson Deutschland GmbH, Xerox GmbH and Kyocera Mita Deutschland GmbH, whereby the court rejected such alleged levies, in its judgment of November 13, 2007, the court of appeals rejected VG Wort’s claim against Canon. VG Wort appealed further against said decision of the court of appeals before the Federal Supreme Court. In December 2007, for a similar Hewlett-Packard GmbH case relating to single-function printers, the Federal Supreme Court delivered its judgment in favor of Hewlett-Packard GmbH and dismissed VG Wort’s claim. VG Wort has already filed a constitutional complaint with the Federal Constitutional Court against said judgment of the Federal Supreme Court. Also, after rejection by the Federal Supreme Court of an appeal by VG Wort in relation to Canon’s single-function printers case in September 2008, VG Wort lodged a claim before the Federal Constitutional Court. The Federal Constitutional Court, in the same way as the decision given in the HP case in September 2010, gave its decision in January 2011 that the case should be reverted back to the Federal Supreme Court, admitting VG Wort’s claim for lack of ‘due process’ (i.e., insufficient deliberation before judgment on the merits). The hearing of Canon’s case was reverted back to the Federal Supreme Court and it was held in June 2011. During the hearing, the Federal Supreme Court indicated it is possible that Canon’s case would be referred to the European Court of Justice for a preliminary ruling. On July 21, 2011, the Federal Supreme Court delivered its decision to refer this case to the European Court of Justice for its preliminary ruling, upon which the Federal Supreme Court will render its final judgment on this case. The timeline of that proceeding from now on is yet to be known. In 2007, an amendment of German copyright law was carried out, and a new law has been effective from January 1, 2008 for both multi-function printers and single-function printers. The new law sets forth that the scope and tariff of copyright levies will be agreed between industry and the collecting society. Industry and the collecting society, based on the requirement under the new law, reached an agreement in December 2008. This agreement is applicable retroactively from January 1, 2008. The timing of the final outcome of the court case regarding the single-function printers sold in Germany before January 1, 2008 remains uncertain.

Canon is involved in various claims and legal actions, including those noted above, arising in the ordinary course of business. Canon has recorded provisions for liabilities when it is probable that liabilities have been incurred and the amount of loss can be reasonably estimated. Canon reviews these provisions at least quarterly and adjusts these provisions to reflect the impact of the negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular case. Based on its experience, although litigation is inherently unpredictable, Canon believes that any damage amounts claimed in the specific matters discussed above and other outstanding matters are not a meaningful indicator of Canon’s potential liability. In the opinion of management, any reasonably possible range of losses from outstanding matters would not have a material adverse effect on Canon’s consolidated financial position, results of operations, or cash flows.